As filed with the Securities and Exchange Commission on August 7, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Energy Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Updated January 28, 2016

Item 1. Reports to Stockholders.

Semi Annual Report

May 31, 2017

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Energy Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Energy Income Fund (the “Fund”) generated a negative return for shareholders for the first half of the Fund’s fiscal year, which ended May 31, 2017 (the “period”). For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions from underlying Fund investments during the period) of -8.79%, versus total returns of 10.81% for the S&P 500® Index (Total Return) and -11.09% for the Energy Select Sector Index, which is a subindex of the S&P 500 comprised of energy companies. The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was -9.09% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 13.10% discount to NAV as of the end of the period, compared to a 12.81% discount at the end of the last fiscal year and a 4.92% discount at May 31, 2016.

Market Review

The Fund’s outperformance versus the Energy Select Sector Index primarily reflects individual investment selection; the Fund avoided investments in several index components that led the decline, particularly in the Integrated Oil and Oil Service sub-sectors. Energy was the worst performing sub-sector in the S&P 500 Index during the period, while Technology and Healthcare were the best performers. This is evident in the nearly 2000 basis point disparity in sector returns between the two indexes for the period.

The broader equity market, as measured by the performance of the S&P 500 Index, continued its trend during the period that started last year, namely a low-volatility march to, and through, new all-time highs. The strength in the S&P 500 Index’s performance reflected a good first quarter earnings season, benign macroeconomic data, and the very strong Technology and Healthcare sector performance mentioned above. However, a relative handful of stocks drove the benchmark to new highs, and the so-called “reflation trade” that drove the Industrial and Energy sectors since November’s U.S. presidential election and OPEC meeting, reversed in February and struggled to regain ground. On a macroeconomic basis, we think this was driven by the new President’s inability to pass significant infrastructure spending or tax legislation. The result was weakness in sectors that would have benefited from such spending. With regards to energy specifically, we believe the market viewed OPEC’s response to low prices as insufficient and indeed global inventories fell more slowly than the market preferred. We note signs during the period that inventories have, in fact, started to decline.

The Energy sector weakness during the period created a bifurcation that saw growth-oriented, negative free cash flow producers (i.e. those more exposed to commodity prices and capital markets) and Oilfield Service companies underperform larger, more stable large-cap E&P companies and Integrated Oil companies. There was a further bifurcation within Integrated Oil companies sector in which the European and Canadian companies outperformed their domestic peers. The Fund was underweight domestic Integrated Oils and overweight their foreign competitors during the period.

Fund Performance

The biggest contributing individual investments to the Fund’s first half performance were TOTAL S.A. (NYSE ADR: TOT), Royal Dutch Shell plc (NYSE ADR: RDS/A), and GasLog Partners LP (NYSE: GLOP). TOTAL and Shell are two European Integrated Oil companies that benefited from strong first quarter cash flow generation, evidence of large operating cost reductions, and (in Shell’s case) much quicker than anticipated execution on planned asset sales/deleveraging. GasLog is a liquefied natural gas (LNG) shipper and experienced higher transportation day rates amid a tightening LNG market.

The largest detractors from the Fund’s performance all had significant exposure to domestic onshore oil and gas development. Anadarko Petroleum Corp (NYSE: APC) is a large, diversified E&P company with significant domestic assets. The stock fell with oil prices and also underperformed compared to its peers due to concerns about the regulatory fall-out from the involvement of one of its older wells in a home explosion in Colorado that tragically resulted in two fatalities. Targa Resources Corp (NYSE: TRGP) is an oil and gas gatherer and processor, and has exposure to changes in commodity prices. In addition, Targa announced an equity offering along with a sizable acquisition in January. Lastly, Halliburton Company (NYSE: HAL) is one of the largest well completion companies in the U.S. Its growth has historically been tied heavily to oil and gas drilling and its ability to price its services has been highly dependent on its customers’ margins, and therefore commodity prices.

We adjusted exposure about mid-way through the first half of the period to increase the Fund’s commodity exposure to both oil and natural gas. Our sources of investment capital tended to be from sales of positions in domestic Integrated Oil and certain large cap E&P companies, and the proceeds were then used to acquire positions in foreign Integrated Oil and mid-cap E&P companies. We sold positions in Devon Energy Corp. (NYSE: DVN), Dorchester Minerals, L.P. (NASDAQ: DMLP), ExxonMobil Corp (NYSE: XOM), Noble Energy, Inc. (NYSE: NBL), and Occidental Petroleum Corp (NYSE: OXY). We initiated or added significantly to positions in Callon Petroleum Company (NYSE: CPE), Canadian Natural Resources Limited (NYSE: CNQ), Concho Resources, Inc. (NYSE: CXO), Range Resources Corp (NYSE: RRC), Rice Energy, Inc. (NYSE: RICE), Seven Generations Energy Limited (TSE: VII), and Suncor Energy, Inc. (NYSE: SU).

Leverage

The Fund employs leverage for additional income and total return potential. We seek to maintain a leverage ratio of between 120% and 135% during normal market conditions. At the end of the period, the Fund had a leverage ratio of about 122%. Assuming current market conditions continue, we intend to average slightly higher than this level for the remainder of the fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

As of the end of the period, crude oil and natural gas prices were basically flat with November 2016 levels after a rally earlier in the year and subsequent fade. We are constructive on both commodities, though it is disappointing that the vaunted global oil inventory draws OPEC targeted through its supply curtailment have not yet materialized in large numbers. However, the hot summer months constitute the biggest demand period of the year, so we think the next six months could prove more conducive to balancing the oil market than the prior six months.

Domestic oil production remains at historically high levels despite falling from its peak when prices bottomed last year. Domestic oil production is actually poised to surpass its previous peak in the second half of the year despite prices still in the $40’s1. Internationally, OPEC’s compliance with its production curtailment deal announced in late 2016 remains quite high (over 100% by some estimates),

[1]	International Energy Agency’s Oil Market Report, May 2016

mainly due to larger than expected production cuts by Saudi Arabia. We believe non-U.S. oil production should decline this year versus 2016 and demand should increase on a full-year basis, thus tightening the market considerably into the end of the year and into 2018. Furthermore, we believe several years of international under-investment will lead to a meaningful supply shortfall at the end of the decade due to a dearth of new projects in the 2014-2016 timeframe.

We believe the Fund is well positioned to take advantage of both domestic oil production growth and rising oil prices as the global market balances. As of the end of the period, the Fund had significant leverage to the Permian Basin in west Texas, which is home to some of the most economic reservoirs in the world, and a primary reason why we believe U.S. production can still grow in a low price environment.

We are also sanguine on prospects for natural gas and natural gas liquids (e.g. ethane, propane, butane). Supply has been slow to return following last year’s bottom in prices while new avenues of demand appear to be quickly materializing, particularly for natural gas and ethane, in the form of exports and petrochemical feedstock. The Energy Information Administration estimates that liquefied natural gas exports went from basically zero in early 2016 to nearly 2 billion cubic feet per day (~2.5% of US production) earlier this year.2 We believe this figure could grow by a multiple as new export capacity comes online in the next 24 months. We also believe natural gas production could rebound and surpass its previous high in the coming year, but the new avenues of demand which we have described should absorb that supply as the U.S. exports its advantaged cost position to the world.

In conclusion, while we are frustrated with the “round-trip” in commodity prices, we believe for very fundamental reasons that more balanced energy markets lay ahead. Energy cycles have historically tended to last a long time as structural changes in demand (e.g. China in the 2000’s) or supply (e.g. US oil shale since 2010) can take years to adapt to, so we believe we are in the early stages of the next cycle and that the overarching trends for both oil and natural gas are those of rising global demand, more cost-efficient production, and an ultimately tighter market.

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

[2]	U.S. Energy Information Administration, May 2016

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a 3 diversified fund. The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Energy Select Sector Index is a subindex of the S&P 500 Index which measures the performance of U.S. traded energy stocks. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2017

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® Energy Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Period from December 1, 2016 through May 31, 2017	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14(b)	Fiscal Year Ended 11/30/13(b)	Period from February 28, 2012(a) through November 30, 2012(b)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$673,958	$1,450,651	$6,668,128	$20,137,951	$18,179,680	$15,020,054
Interest income & other	$138,155	$198,693	$233,189	$248,155	$246,588	$136,981

Total income from investments	$812,113	$1,649,344	$6,901,317	$20,386,106	$18,426,268	$15,157,035
Adviser fee and operating expenses
Adviser fees, less expenses waived by Adviser	$160,019	$297,700	$1,167,043	$3,608,273	$3,062,040	$2,165,708
Operating expenses(c)	205,838	495,554	680,843	569,207	511,443	590,559
Interest and dividends	46,361	56,975	176,588	477,428	251,082	172,350

Total Adviser fees and operating expenses	$412,218	$850,229	$2,024,474	$4,654,908	$3,824,565	$2,928,617
Distributable Cash Flow (DCF)(d)	$399,895	$799,115	$4,876,843	$15,731,198	$14,601,703	$12,228,418
Distributions paid on common stock	$593,997	$2,322,530	$11,975,033	$20,646,253	$19,185,340	$9,553,051
Distributions paid on common stock per share	$0.24	$0.94	$4.67	$10.00	$10.00	$5.00
Distribution Coverage Ratio
Before Adviser fee and operating expenses	1.4 x	0.7 x	0.6 x	1.0 x	1.0 x	1.6 x
After Adviser fee and operating expenses	0.7 x	0.3 x	0.4 x	0.8 x	0.8 x	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	29,943,960	29,993,789	41,412,974	209,195,895	212,536,830	214,585,962
Unrealized appreciation (depreciation), net of income taxes	(64,587,483)	(62,316,995)	(101,802,130)	(47,092,530)	7,596,847	(1,326,035)
Short-term borrowings	5,050,000	1,970,250	9,184,883	51,090,203	34,300,000	20,300,000
Short-term borrowings as a percent of total assets	17%	7%	22%	24%	16%	9%
Net Assets, end of period	24,757,144	27,823,246	32,012,223	150,707,060	177,824,489	193,829,931
Net Asset Value per common share	$10.00	$11.24	$12.93	$61.05	$92.15	$101.35
Market Value per share	$8.69	$9.80	$11.75	$72.20	$86.00	$100.20
Market Capitalization	$21,507,654	$24,254,892	$29,081,121	$178,296,716	$165,955,129	$191,673,903
Shares Outstanding	2,474,989	2,474,989	2,474,989	2,469,484	1,929,711	1,912,913

(a)	Commencement of operations

(b)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(c)	Excludes expenses related to capital raising

(d)	“Net Investment Income/(Loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2017

Common Stock — 76.6%	Shares	Fair Value
Exploration & Production — 68.6%
Canada — 7.2%
Canadian Natural Resources Ltd.(1)	19,000	$548,340
Seven Generations Energy Ltd.(2)	20,500	367,936
Suncor Energy, Inc.(1)	27,658	865,972
France — 3.6%
Total S.A.(1)	17,200	899,560
Netherlands — 8.5%
Royal Dutch Shell Plc(1)	38,500	2,094,785
Norway — 5.0%
Statoil ASA(1)	71,800	1,250,038
United Kingdom — 5.3%
BP Plc(1)	36,064	1,303,714
United States — 39.0%
Anadarko Petroleum Corporation	6,750	341,077
Antero Resources Corporation(1)(2)	17,000	349,690
Callon Petroleum Company(1)(2)	61,625	697,595
Centennial Resource Development, Inc.(1)(2)	15,000	233,850
Chevron Corporation(1)	14,000	1,448,720
Cimarex Energy Company	5,000	537,800
Concho Resources, Inc.(1)(2)	4,400	557,832
EOG Resources, Inc.	12,280	1,109,007
Newfield Exploration Company(1)(2)	19,962	648,366
Oasis Petroleum, Inc.(1)(2)	9,000	87,840
Parsley Energy, Inc.(1)(2)	22,348	662,618
Pioneer Natural Resource Company(1)	8,858	1,478,046
Range Resources Corporation(1)	12,000	276,720
Rice Energy, Inc.(1)(2)	30,000	600,000
RSP Permian, Inc.(1)(2)	17,659	628,484

		16,987,990

General Partners — 5.2%
United States — 5.2%
Targa Resources Corporation(1)	27,926	1,282,641

Oil Services — 2.8%
United States — 2.8%
Halliburton Company(1)	15,500	700,445

Total Common Stocks (Cost $19,640,374)		$18,971,076

MLP Investments and Related Companies — 27.3%
General Partners — 2.5%
United States — 2.5%
Plains GP Holdings, L.P.(1)	23,500	$626,745

Large Cap Diversified — 5.0%
United States — 5.0%
Energy Transfer Partners, L.P.(1)	56,832	1,236,664

Natural Gas Gatherers & Processors — 6.9%
United States — 6.9%
American Midstream Partners, L.P.(1)	29,000	349,450

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2017 — (Continued)

MLP Investments and Related Companies — (Continued)	Shares	Fair Value
Natural Gas Gatherers & Processors — (Continued)
United States — (Continued)
DCP Midstream Partners, L.P.(1)	22,821	$770,893
EnLink Midstream Partners, L.P.	35,000	593,950

		1,714,293

Propane — 2.5%
United States — 2.5%
NGL Energy Partners, L.P.(1)	44,643	607,145

Shipping — 8.4%
Republic of the Marshall Islands — 8.4%
GasLog Partners, L.P.	48,000	1,051,200
Golar LNG Partners, L.P.	52,000	1,027,520

		2,078,720

Upstream — 2.0%
United States — 2.0%
Kimbell Royalty Partners, L.P.	14,613	290,799
Mid-Con Energy Partners, L.P.(3)	116,279	216,279

		507,078

Total MLP Investments and Related Companies (Cost $7,620,686)		$6,770,645

Preferred Stock — 2.2%
Large Cap Diversified — 2.2%
United States — 2.2%
Kinder Morgan, Inc.	13,000	$550,940

Total Preferred Stock (Cost $609,722)		$550,940

Fixed Income — 13.2%
Exploration & Production — 8.1%
United States — 8.1%
Bill Barrett Corporation, 7.000%, due 10/15/2022	500,000	$475,000
Continental Resources, Inc., 3.800%, due 06/01/2024	500,000	469,700
Murphy Oil Corporation, 6.125%, due 12/01/2042	600,000	573,000
Range Resources Corporation, 5.000%, due 03/15/2023(4)	500,000	489,375

		2,007,075

Upstream — 5.1%
United States — 5.1%
EV Energy Partners, L.P., 8.000%, due 04/15/2019(1)	2,000,000	1,250,000

Total Fixed Income (Cost $3,913,804)		$3,257,075

Short-Term Investments — Investment Companies — 0.3%
United States — 0.3%
Fidelity Government Portfolio Fund — Institutional Class, 0.64%(5)	16,424	$16,424
First American Prime Obligations Fund — Class Z, 0.66%(5)	16,424	16,424
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, 0.68%(5)	16,425	16,425
STIT-Government & Agency Portfolio, 0.71%(5)	16,424	16,424

Total Short-Term Investments — Investment Companies (Cost $65,697)		$65,697

Total Investments — 119.6% (Cost $31,850,283)		$29,615,433
Liabilities in Excess of Other Assets — (19.6%)		(4,858,289)

Net Assets Applicable to Common Stockholders — 100.0%		$24,757,144

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2017 — (Continued)

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2017. As such, it is classified as a non-income producing security as of May 31, 2017.

(3)

Restricted security. Fair valued by the Adviser using the Fund’s valuation prodecures and subsequently ratified by the Board of Trustees. The position was acquired on August 11, 2016 at $250,000 and the fair value accounted for 0.87% of the Fund’s net assets at May 31, 2017.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of May 31, 2017, the value of these investments was $489,375, or 1.98% of total net assets.

(5)	Rate reported is the current yield as of May 31, 2017.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2017

Assets
Investments, at fair value (cost $31,850,283)	$29,615,433
Receivable for investments sold	16,009
Distributions and dividends receivable	92,456
Interest receivable	58,445
Prepaid expenses and other receivables	161,617

Total assets	29,943,960

Liabilities
Payable to Adviser, net of waiver	27,343
Distributions and dividends payable	1,117
Short-term borrowings	5,050,000
Payable to Trustees	4,453
Accrued interest expense	289
Accrued expenses and other liabilities	103,614

Total liabilities	5,186,816

Net assets applicable to common stockholders	$24,757,144

Components of Net Assets
Capital stock, $0.001 par value; 2,474,989 shares issued and outstanding (unlimited shares authorized)	$2,475
Additional paid-in capital	217,619,592
Accumulated undistributed net investment income, net of income taxes	355,744
Accumulated realized loss, net of income taxes	(128,662,576)
Net unrealized depreciation on investments, net of income taxes	(64,587,483)

Net assets applicable to common stockholders	$24,757,144

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$10.00

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Operations (Unaudited)

Period from December 1, 2016 through May 31, 2017

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $26,480	$673,958
Less: return of capital on distributions	(242,803)

Distribution and dividend income	431,155
Interest income	138,155

Total Investment Income	569,310

Expenses
Advisory fees	240,028
Professional fees	51,352
Administrator fees	40,686
Registration fees	26,862
Reports to stockholders	19,695
Trustees’ fees	19,298
Custodian fees and expenses	11,881
Franchise tax expense	11,615
Transfer agent fees	8,977
Insurance expense	7,875
Fund accounting fees	1,202
Other expenses	6,395

Total Expenses before Interest Expense	445,866

Interest expense	46,361

Total Expenses	492,227
Less: expenses waived by Adviser	(80,009)

Net Expenses	412,218

Net Investment Income	157,092

Realized and Unrealized Loss on Investments
Net realized loss on investments	(358,709)
Net change in unrealized depreciation of investments	(2,270,488)

Net Realized and Unrealized Loss on Investments	(2,629,197)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(2,472,105)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statements of Changes in Net Assets

	Period From December 1, 2016 through May 31, 2017	Fiscal Year Ended November 30, 2016
	(Unaudited)
Operations
Net investment income (loss)	$157,092	$(330,383)
Net realized loss on investments	(358,709)	(41,021,199)
Net change in unrealized appreciation (depreciation) of investments	(2,270,488)	39,485,135

Net decrease in net assets applicable to common stockholders resulting from operations	(2,472,105)	(1,866,447)

Distributions and Dividends to Common Stockholders
Net investment income	(154,439)	—
Net realized gain	—	—
Return of capital	(439,558)	(2,322,530)

Total distributions and dividends to common stockholders	(593,997)	(2,322,530)

Total decrease in net assets applicable to common stockholders	(3,066,102)	(4,188,977)
Net Assets
Beginning of period	27,823,246	32,012,223

End of period	$24,757,144	$27,823,246

Accumulated undistributed net investment income at the end of the period, net of income taxes	$355,744	$353,091

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Cash Flows (Unaudited)

Period from December 1, 2016 through May 31, 2017

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(2,472,105)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized depreciation of investments	2,270,481
Purchases of investments	(15,990,544)
Proceeds from sales of investments	13,185,518
Return of capital on distributions	242,803
Net realized losses on sales of investments	358,312
Purchases of short-term investments, net	(7,461)
Net accretion/amortization of senior notes’ premiums/discounts	(1,501)
Changes in operating assets and liabilities
Receivable for investments sold	(16,009)
Interest receivable	(21,713)
Distributions and dividends receivable	21,918
Prepaid expenses and other receivables	7,875
Payable to Adviser, net of waiver	3,349
Distributions and dividends payable	(2,117)
Payable to Trustees	4,453
Accrued interest expense	289
Accrued expenses and other liabilities	(69,451)

Cash used in operating activities	(2,485,903)

Financing Activities
Proceeds from borrowing facility	9,800,000
Repayment of borrowing facility	(6,720,250)
Distributions and dividends paid to common stockholders	(593,997)

Net cash provided by financing activities	2,485,753

Decrease in Cash and Cash Equivalents	(150)

Cash and Cash Equivalents:
Beginning of period	150

End of period	$—

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$46,072

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights

	Period From December 1, 2016 through May 31, 2017		Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(2)	Fiscal Year Ended November 30, 2013(2)	Period From February 28, 2012(1) through November 30, 2012(2)
	(Unaudited)
Per Common Share Data(3)
Net Asset Value, beginning of period	$11.24		$12.93	$72.20	$92.15	$101.35	$—
Public offering price	—		—	—	—	—	125.00
Underwriting discounts and offering costs on issuance of common shares	—		—	—	—	—	(5.85)
Income from Investment Operations:
Net investment income (loss)	0.06		(0.13)	0.24	(0.25)	—	0.70
Net realized and unrealized gain (loss) on investments	(1.06)		(0.62)	(54.84)	(20.85)	0.80	(13.50)

Total increase (decrease) from investment operations	(1.00)		(0.75)	(54.60)	(21.10)	0.80	(12.80)

Less Distributions and Dividends to Common Stockholders:
Net investment income	(0.06)		—	—	—	—	—
Net realized gain	—		—	—	—	—	—
Return of capital	(0.18)		(0.94)	(4.67)	(10.00)	(10.00)	(5.00)

Total distributions to common stockholders	(0.24)		(0.94)	(4.67)	(10.00)	(10.00)	(5.00)

Net Asset Value, end of period	$10.00		$11.24	$12.93	$61.05	$92.15	$101.35

Per common share fair value, end of period	$8.69		$9.80	$11.75	$72.20	$86.00	$100.20

Total Investment Return Based on Fair Value(5)	(9.09	)%(4)	(6.71)%	(80.59)%	(6.32)%	(4.61)%	(16.21	)%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights — (Continued)

	Period From December 1, 2016 through May 31, 2017		Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(2)	Fiscal Year Ended November 30, 2013(2)	Period From February 28, 2012(1) through November 30, 2012(2)
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$24,757		$27,823	$32,012	$150,707	$177,824	$193,830
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(6)(7)(8)(9)	2.97%		3.48%	34.22%	(0.90)%	2.41%	(7.59)%
Ratio of net investment income (loss) to average net assets before waiver(6)(7)(10)	0.56%		(1.81)%	(0.88)%	(1.74)%	(0.01)%	1.08%
Ratio of net investment income (loss) to average net assets after waiver(6)(7)(10)	1.13%		(1.35)%	(0.88)%	(1.74)%	0.06%	1.36%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(6)(7)	0.56%		(1.81)%	(32.00)%	1.55%	(0.34)%	10.59%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(6)(7)	1.13%		(1.35)%	(32.00)%	1.55%	(0.27)%	10.87%
Portfolio turnover rate	42.00	%(11)	53.44%	68.52%	92.99%	94.34%	65.18	%(11)

(1)	Commencement of operations.

(2)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(3)	Information presented relates to a share of common stock outstanding for the entire period.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights — (Continued)

(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(6)	Annualized for periods less than one full year.

(7)	For the period ended May 31, 2017, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2016, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2015, the Fund accrued $20,361,865 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense.

For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(8)

The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was 3.54%, 3.94%, 34.22%, (0.90)%, 2.48% and (7.31)% for the period ended May 31, 2017 and fiscal years ended November 30, 2016, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(9)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 3.54%, 3.94%, 3.10%, 2.39%, 2.15% and 2.20% for the period ended May 31, 2017 and fiscal years ended November 30, 2016, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.97%, 3.48%, 3.10%, 2.39%, 2.08% and 1.92% for the period ended May 31, 2017 and fiscal years ended November 30, 2016, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(10)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(11)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Notes to Financial Statements (Unaudited)

May 31, 2017

1.    Organization

The Cushing® Energy Income Fund, formerly known as The Cushing® Royalty & Income Fund (the “Fund”), was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

During the fiscal year ended November 30, 2015, shares of the Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

Date	Rate	Net Asset Value Before Reverse Split	Net Asset Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
September 14, 2015	1:5	$3.47	$17.34	12,367,947	2,473,589

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2017.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2017, the Fund has estimated approximately 36% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2017, the Fund’s Distributions were expected to be comprised of 26%, or $154,439, ordinary income and 74%, or $439,558, return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final tax character of Distributions paid for the period ended May 31, 2017 will be determined in early 2018.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased or written options during the period ended May 31, 2017.

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed

Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to the Adviser in the amount of 0.50% of the Fund’s Managed Assets through February 1, 2018. The Adviser earned $240,028 and waived $80,009 in advisory fees for the period ended May 31, 2017. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

The Fund elected to change its tax status from a taxable C corporation to a RIC under the Internal Revenue Code effective December 1, 2016. The change in tax status requires the Fund to satisfy certain periodic income and asset composition requirements as well as certain distribution requirements in order to permit it to be subject to tax as a RIC. Management has determined that it is more likely than not that the Fund will be able to qualify and elect to be subject to tax as a RIC, effective as of its fiscal year ending November 30, 2017.

The Fund intends to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30, 2017 federal income tax return, and such election was effective December 1, 2016. If the Fund satisfies the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders.

As of May 31, 2017, the Fund had no tax expense recorded as the Fund is not expected to be subject to federal income or excise taxes during its fiscal year ending November 30, 2017.

Since the Fund expects to qualify and elect to be subject to tax as a RIC for its fiscal year ending November 30, 2017, no portion of the $15,541,343 of net operating losses available for carryforward at November 30, 2016 will be available for future use.

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $177,815,213 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated:

Fiscal year Ended Capital Losses	Amount	Expiration
November 30, 2012	$28,180,011	November 30, 2017
November 30, 2013	19,448,025	November 30, 2018
November 30, 2014	2,443,001	November 30, 2019
November 30, 2015	89,036,198	November 30, 2020
November 30, 2016	38,707,978	November 30, 2021

Total	$177,815,213

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$18,971,076	$18,971,076	$—	$—
Master Limited Partnerships and Related Companies(a)	6,770,645	6,554,366	216,279	—
Preferred Stock(a)	550,940	550,940	—	—

Total Equity Securities	26,292,661	26,076,382	216,279	—

Notes
Senior Notes(a)	3,257,075	—	3,257,075	—

Total Notes	3,257,075	—	3,257,075	—

Other
Short-Term Investments — Investment Companies(a)	65,697	65,697	—	—

Total Other	65,697	65,697	—	—

Total	$29,615,433	$26,142,079	$3,473,354	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2017.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended May 31, 2017.

7.    Investment Transactions

For the period ended May 31, 2017, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $15,990,544 and $13,185,518 (excluding short-term securities), respectively.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 2,474,989 shares outstanding as of May 31, 2017. Transactions in common stock for the fiscal year ended November 30, 2016 and period ended May 31, 2017 were as follows:

Shares at November 30, 2015	2,474,989

Shares at November 30, 2016	2,474,989

Shares at May 31, 2017	2,474,989

9.    Borrowing Facilities

The Fund maintained a margin account arrangement with Credit Suisse during the period. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 1.20%). In March 2017, the Fund established a margin account with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2017 was approximately $4,689,000 and 1.05%, respectively. At May 31, 2017, the principal balance outstanding was $5,050,000 and accrued interest expense was $289.

10.    Subsequent Events

Subsequent to May 31, 2017, the Fund declared monthly distributions to common stockholders in the amount of $0.040 per share per month, payable on June 30, 2017 and July 31, 2017, to stockholders of record on June 16, 2017 and July 18, 2017, respectively.

The Cushing® Energy Income Fund

Additional Information (Unaudited)

May 31, 2017

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Board of Trustees approved certain changes in the Fund’s non-fundamental investment policies, which will become effective as of October 1, 2016.

The Fund will continue to pursue its investment objective to seek a high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

Prior to October 1, 2016, the Fund pursued its investment objective by investing in companies engaged in the upstream energy markets. Under the modified investment policies, the Fund will focus on a wider array of exploration and production (“E&P”) companies, including large cap E&P companies and integrated energy companies with significant E&P activities.

Effective as of October 1, 2016:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

•	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

No other changes to the Trust’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated. No action was required by shareholders of the Trust in connection with these investment policy changes.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2017, the aggregate compensation paid by the Fund to the independent trustees was $14,845. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2017 was 42%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any tax-

able dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at P.O. Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Portfolio Manager Change

Effective as of January 9, 2017, Matthew A. Lemme and Nick C. English were added to the portfolio management team responsible for the day-to-day management of the Fund’s portfolio and Judd Cryer was removed.

Matthew A. Lemme joined the Adviser in 2012 and is currently a Portfolio Manager. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banking research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

Nick C. English joined the Adviser in January 2014 and has worked in the energy industry since 2009. He previously worked for two years at Portfolio Decisions as a management consultant where he focused on developing strategic plans for some of the largest companies in the oil and gas industry. For three years prior to that position, he worked for Texas Energy Advisors, a capital advisory firm serving global clients. He began his career as a commercial analyst for Wells Fargo. His primary responsibility is providing research coverage of upstream E&P companies. Mr. English received his B.S. in Finance from Cornell University and his MBA from the University of Texas at Austin’s McCombs School of Business.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 25, 2017. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Messrs. Brian R. Bruce and Ronald P. Trout as Class I Trustees to hold office for a three-year term expiring the 2020 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Brian R. Bruce	2,135,693	54,352
Ronald P. Trout	2,134,008	56,037

New Trustee

Effective as of January 18, 2017, Brenda A. Cline was appointed as a Trustee of the Fund.

The Cushing® Energy Income Fund

Board Approval of Investment Management Agreement (Unaudited)

May 31, 2017

On May 25, 2017, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Independent Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Independent Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Independent Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Independent Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policies and procedures, and the Adviser’s Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with (a) a peer group of competitor closed-end funds determined by the Adviser and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to assist in the preparation of the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Trustees determined that the peer group was of limited utility because of differences between the Fund and the other funds in the peer group, but to the extent applicable, the Fund’s management fee and total expense ratio were significantly below the peer group median. The Board of Trustees also discussed the expense waivers currently in place for the Fund. The Board of Trustees concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Trustees reviewed performance information comparing the performance of the Fund against its peer group, if any, over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value, market price and the differences between those measures of the Fund’s value to shareholders as well as the total return to shareholders, considered on the basis of stock market prices and net asset values. The Trustees noted the improved performance of the Fund generally in most of these categories, and considered the prior discussions of the reasons for, and the components of, the improved total return and the distributions to shareholders for the Fund. The Board also noted that the Fund tracked its peer group average performance for the last twelve months in several metrics, acknowledging that the peer group was very small because of the limited number of truly comparable funds.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser, using the template provided by counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser.

The Independent Trustees separately considered the profitability of the Adviser with respect to the Fund. The Board noted that, based on data through April 30, 2017, the Fund was projected to continue to be unprofitable to the Adviser through 2018, largely because of the Fund’s relatively small size.

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

The Independent Trustees discussed the collateral benefits to the Adviser from soft dollar arrangements, which were limited, and the difference in the fees charged by the Adviser to the Fund from those charged to its other clients. The Trustees noted that, while the fees charged to other clients were typically lower than those charged to the Fund, the nature and extent of the services provided to those other clients were considerably different than those provided to the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Energy Income Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline

Ronald P. Trout

Jerry V. Swank

*	appointed as a Trustee as of January 18, 2017

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing®  Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |  NOT BANK GUARANTEED   |  MAY LOSE VALUE

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2016-12/31/2016	0	0	0	0
Month #2 01/01/2017-01/31/2017	0	0	0	0
Month #3 02/01/2017-02/28/2017	0	0	0	0
Month #4 03/01/2017-03/31/2017	0	0	0	0
Month #5 04/01/2017-04/30/2017	0	0	0	0
Month #6 05/01/2017-05/31/2017	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

2

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Energy Income Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 4, 2017

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date August 4, 2017

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